Exhibit 10(b)


[Jorden Burt]
[1025 Thomas Jefferson Street, N.W.]
[Suite 400 East]
[Washington, D.C. 20007-0805]
[(202)-965-8100]
[Telecopier: (202) 965-8104]
[HTTP://WWW.JORDENUSA.COM]

Joan E. Boros                                                 202-965-8150




                                                  January 28, 1999




Lincoln Benefit Life Company
Lincoln Benefit Life Variable Annuity Account
Lincoln Benefit Life Centre
Lincoln, Nebraska 68501-0469

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in this Post-Effective Amendment No. 1 to Registration Statement No. 333-50545 (811-7924) of Lincoln Benefit Life Variable Annuity Account on Form N-4. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                  Very truly yours,

                                  Jorden Burt Boros Cicchetti Berenson
                                  & Johnson LLP




                                  By:__/s/Joan E. Boros______________
                                     Joan E. Boros